Income taxes (Details) - CAD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income taxes
Net loss for the year	$ (9,485,000)	$ (1,652,000)	$ (1,285,000)
Statutory tax rate	27.00%	27.00%	27.00%
Expected income tax recovery	$ (2,561,000)	$ (446,000)	$ (347,000)
Non-deductible permanent differences	172,000	135,000	79,000
Temporary differences	(361,000)	(516,000)	6,000
(Over) under provided in prior years	(722,000)		(278,000)
Change in tax assets not recognized	$ 3,472,000	$ 827,000	$ 540,000